Supplement dated May 29, 2019 to the following Prospectuses dated May 1, 2019:

•  Variable Adjustable Life

•  Variable Adjustable Life-SD

•  Variable Adjustable Life Horizon

•  Variable Adjustable Life Summit

•  Variable Adjustable Life Survivor

•  Variable Universal Life Defender® Insurance

•  Premier Variable Universal Life Insurance

•  Minnesota Life Variable Universal Life Account (PwC VGUL)

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Advantage Variable Annuity

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Classic Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Guide Variable Annuity

•  MultiOption® Legend Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

On April 12, 2019, a special meeting of the Oppenheimer Variable Account Funds (Oppenheimer VA Funds) was held to consider reorganization of the Oppenheimer VA Funds into newly formed series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). At the meeting, shareholders of the Oppenheimer VA Funds approved an Agreement and Plan of Reorganization ("Reorganization"), pursuant to which substantially all of the assets of the Oppenheimer VA Funds were transferred to corresponding newly formed series of Invesco Variable Insurance Funds in exchange for shares of the newly formed funds, and in complete liquidation of the Oppenheimer VA Funds. The Reorganization closed May 24, 2019. All general and specific references to the Oppenheimer VA Funds are hereby removed from the prospectus and statement of additional information. All references to the Oppenheimer VA Funds will be replaced by, as applicable, the Invesco Oppenheimer V.I. International Growth Fund, Invesco Oppenheimer V.I. Main Street Small Cap Fund®, and Invesco Oppenheimer V.I. Global Fund.

You have the following rights as a result of the merger:

•  The right to transfer out of, as applicable, the Invesco Oppenheimer V.I International Growth Fund, Invesco Oppenheimer V.I. Main Street Small Cap Fund®, and Invesco Oppenheimer V.I. Global Fund to any other Sub-Account regardless of any transfer restrictions, including a waiver of any timing and minimum dollar transfer restrictions, for sixty (60) days after the date of the merger.

F93800 05-2019

•  The waiver of any asset allocation investment requirements that may occur as a result of this merger. The waiver will apply until you make an allocation change, including any Sub-Account transfer, for your contract.

The merger does not result in any change in the amount of your accumulated policy value, contract value or in the dollar value of your investment in the separate account. In addition, the merger does not cause any fees or charges under your policy or contract to be greater, it does not alter your rights or our obligations under the policy or contract, and it does not result in any tax liability to you.

If you need additional information, please contact your registered representative.

Please retain this supplement for future reference.